SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) February 1, 2006
                                                         ----------------


                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)


             Delaware                                       91-1313292
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  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                       Identification No.)


           19245 Tenth Avenue NE, Poulsbo, Washington    98370
           -----------------------------------------------------
           (Address of principal executive offices)    (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 2.02:   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 1, 2006 the registrant issued a press release relating to its earnings for the quarter ended December 31, 2005. A copy of that press release is furnished herewith as Exhibit 99.1.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description
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99.1              Press release of the registrant dated February 1, 2006


SIGNATURES
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Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    POPE RESOURCES, A DELAWARE LIMITED
                                    PARTNERSHIP


DATE: February 1, 2006                 BY:  /s/ Thomas M. Ringo
                                            -------------------
                                            Thomas M. Ringo
                                            Vice President
                                            and Chief Financial Officer,
                                            Pope Resources, A Delaware Limited
                                            Partnership, and Pope MGP, Inc.,
                                            General Partner